Other Information	6 Months Ended
Jun. 30, 2018
Other Information [Abstract]
Other Information
Other Information
7.1 Balances and transactions with related parties
Parent and ultimate controlling party
The ultimate controlling party of the group is Spark Networks SE. The shares in the Group are publicly traded on the New York Stock Exchange. Rocket Internet SE holds more than 25% of Spark Networks' shares outstanding, and was represented on the Affinitas Board in 2015, 2016, and the pre-Merger period of 2017.
Transactions with shareholders
Consultation services
In 2008 and 2009, Affinitas and Rocket Internet SE (“Rocket”) entered into two agreements. Under these agreements, Rocket is obliged to render consulting services to Affinitas in business, professional and/or technical areas and programming services. Affinitas is obliged to pay Rocket fees for the services rendered under the agreements, which are calculated on the basis of the incurred costs of Rocket plus expenses. For the six months ended June 30, 2018 and 2017, Spark Networks recorded costs of €12 thousand and €10 thousand, respectively. There were no amounts due to Rocket as of June 30, 2018 and December 31, 2017.
Shareholder loans
During the year ended December 31, 2016, the Company entered into loans with some of its shareholders and managing directors. The total amount outstanding as of June 30, 2018 and December 31, 2017 was €0 thousand and €5,850 thousand respectively, and the amount of interest incurred during the six months ended June 30, 2018 and 2017 was €127 thousand and €254 thousand, respectively. The loan was fully repaid in March 2018. Refer to Note 4.6.
Shareholder payments
Per the terms of the Affinitas / Spark Merger, Affinitas’ shareholders received a cash payout of €5,730 thousand. This payout included payments to Rocket and David Khalil of €1,377 thousand and €25 thousand, respectively.
Affinitas Phantom Share GmbH
On April 20, 2012, eHarmony, Inc. (“eH”) in its capacity as a shareholder of Affinitas GmbH, granted a shareholder loan to Affinitas Phantom Share GmbH (“APS”) in the amount of €213 thousand (the “eH Shareholder Loan”) for the purpose of financing certain payments made by APS in connection with the formation of APS. On March 3, 2013, eH assigned the eH Shareholder Loan to Affinitas GmbH. As of June 30, 2018, APS beneficially owned approximately 13% of the ordinary shares of the Company and was jointly controlled by David Khalil and Lukas Brosseder. The eH Shareholder Loan bears interest at the rate of 0.5% per year and matures on a date that is contingent upon the occurrence of the sale of certain ordinary shares of the Company held by APS, which may or may not occur. As of June 30, 2018, the eH Shareholder Loan had a carrying amount of €70 thousand, equaling its fair value based on the contingent conditions that affect its repayment. The eH Shareholder Loan and all interest was fully repaid by APS on August 23, 2018.
MLLNNL, LLC
The acquired subsidiary Spark had multiple, ongoing engagements with MLLNNL, LLC (“Mllnnl”), a marketing agency that employs, and was co-founded by, an employee of the Group’s wholly-owned subsidiary, Smooch Labs. Expenses related to Mllnnl appear in the consolidated results following the Affinitas / Spark Merger in November 2017. For the six months ended June 30, 2018, the Group has expensed €155 thousand for services performed by Mllnnl.
Management Services Agreement with PEAK6
In August 2016, Spark entered into a purchase agreement with PEAK6 pursuant to which Spark issued and sold to PEAK6 an aggregate of 5,000,000 shares of common stock of Spark at a purchase price of $1.55 per share. Spark also issued the Spark Warrant to PEAK6 to purchase up to 7,500,000 shares of common stock of Spark at an exercise price of $1.74 per share pursuant to the terms of a warrant agreement. Upon consummation of the merger between Affinitas and Spark, all of the shares subject to the Spark Warrant vested immediately prior to the closing of the merger, and the Spark Warrant expired upon the closing of the merger.
In connection with the execution of the PEAK6 purchase agreement, Spark entered into a management services agreement dated as of August 9, 2016 with PEAK6 (the “Management Services Agreement”), pursuant to which PEAK6 provides certain marketing, technology, strategy, development and other services to Spark over a five-year term, for a cash fee of $1.5 million per year (the “Management Fee”), which was paid on a quarterly basis in an amount of $375,000 per quarter. On November 2, 2017, in connection with the consummation of the merger between Affinitas and Spark, Spark and PEAK6 mutually agreed to terminate the Management Services Agreement effective December 31, 2017. As consideration for the termination, Spark paid PEAK6 an amount equal to $2.4 million (€2.0 million) in January 2018 in full satisfaction of any obligation or liability of Spark to PEAK6 for payments due to PEAK6 under the termination agreement.
Consulting Agreement with PEAK6
In March 2018, Spark Networks entered into a consulting agreement dated as of March 9, 2018 with PEAK6 (the “Consulting Agreement”), pursuant to which PEAK6 provides certain technology and infrastructure advice and information gathering services and other services to Spark Networks. The Consulting Agreement can be terminated by either party upon 30 days’ notice. Under the Consulting Agreement, PEAK6 is not entitled to any fees or other amounts.
7.2 Contingent Liabilities
Virtual employee share option plan
For the description of the virtual employee share option plan refer to Note 3.4.
Pending legal proceedings
Stephanie J. Benabu vs. Videotron Ltee and Affinitas GmbH, et al.
On August 1, 2016, Affinitas was served with a copy of an application to bring a class action lawsuit and to appoint the status of representative plaintiff filed with the Superior Court of the District of Montreal. The potential suit relates to the practice of automatically renewing the services provided to Canadian users of Affinitas’ products at standard pricing after a discounted trial period without active consent by the consumer. Affinitas ceased engaging in these practices and entered into a settlement agreement with the plaintiffs. The settlement agreement was ratified by the Superior Court of the District of Montreal on May 8, 2018. The agreement has no material adverse effect on the business, results of operations or financial condition of Affinitas.
City of Santa Monica, California – City Attorney General Investigation
On May 16, 2016, representatives from Spark met with representatives from a cross-jurisdictional working group consisting of consumer fraud attorneys from the City of Santa Monica and offices of the District Attorney from the counties of Los Angeles, Santa Cruz, Santa Clara and San Diego (“Cross Jurisdictional Group”). This meeting was held at the request of the Cross Jurisdictional Group, as a “pre-filing” meeting to explain and potentially resolve issues over auto-renewal disclosures by the Spark websites. The Cross Jurisdictional Group alleges that the Spark websites violate California law on disclosure of auto-renewal terms and ability to cancel auto-renewal. They also claim that the Spark websites violate California dating contract statues, which (where applicable) require a three day right to cancel. The Cross Jurisdictional Group sent a voluntary document request to the company on June 2, 2016. The company cooperated with the Cross Jurisdictional Group and provided information in response to the voluntary request. The Cross Jurisdictional Group has indicated that it would like the company to change its disclosures in certain respects, and that it intends to seek the payment of a penalty in an unspecified amount. In response to these disclosure requests, the company has made changes. On December 1, 2017, the company received a settlement communication from the City of Santa Monica and offices of the District Attorney, proposing settlement terms including payment of civil penalties, restitution to consumers, investigative costs and legal fees in a maximum amount of $1.6 million (€1.3 million). The proposal has been accepted by Spark. The Group maintains a provision of $1.1 million (€0.9 million) at June 30, 2018 to provide for the settlement values for penalties, costs, legal fees and estimated restitution. Management expects to fully conclude this matter in 2018.
Upmarket vs. Spark Networks (Israel) Ltd.
On August 6, 2017, UpMarket Projects Ltd ("UpMarket") filed a civil action ("Complaint") for breach of contract and unjust enrichment against Spark Networks USA, LLC ("Spark USA") and against Spark Networks (Israel) LTD. ("Spark Israel") in Tel-Aviv District court. In the statement of claim, UpMarket alleges that Spark USA materially breached a commercial contract between the parties by terminating such contract in contravention to its terms. The parties executed a settlement agreement in January 2018, whereby Spark made settlement payments amounting to NIS 1.1 million (€0.3 million).
Trademarks
Trademarks are an important element in running online dating websites. Given the large number of markets and brands, Spark Networks is dealing with oppositions to its trademark from time to time. As of June 30, 2018, there are two relevant procedures, which affect trademarks in France and Benelux. The procedures are expected to continue for more than 12 months. Outcome is unforeseeable as of the reporting date.
We have additional existing legal claims and may encounter future legal claims in the normal course of business. In our opinion, the resolutions of the existing legal claims are not expected to have a material impact on our financial position or results of operations.
We intend to defend vigorously against each of the ongoing lawsuits above. At this time, management does not believe the above matters, either individually or in the aggregate, will have a material adverse effect on the Group’s results of operations or financial condition and believes the recorded legal provisions as of June 30, 2018 are adequate in light of the probable and estimable liabilities. However, no assurance can be given that these matters will be resolved in our favor.
7.3 Events after the reporting date
On August 23, 2018, €220 thousand of principal and interest on the eH Shareholder Loan was fully repaid by APS (refer to Note 7.1).